UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 8, 2026

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2026, Prospect Capital Corporation (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”), dated May 8, 2026, with Prospect Capital Management L.P., Prospect Administration LLC and A.G.P. / Alliance Global Partners (together with any additional sales agents that may be added under the Equity Distribution Agreement from time to time, the “Sales Agents”). The Equity Distribution Agreement provides that the Company may issue and sell up to $400,000,000 aggregate liquidation preference of shares of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), from time to time through the Sales Agents, by means of transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), by means of ordinary brokers’ transactions that qualify for the prospectus delivery exception pursuant to Rule 153 under the Securities Act, or such other sales as may be agreed by the Company and the Sales Agents, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices (the “Offering”). The Sales Agents will receive a commission from the Company of up to 2.0% of the gross sales price of any shares of Series A Preferred Stock sold through the Sales Agents under the Equity Distribution Agreement.

Although the Company has filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement, dated as of May 8, 2026, pursuant to which the Company may issue and sell up to $400,000,000 aggregate liquidation preference of shares of Series A Preferred Stock (the “Prospectus Supplement”), the Company has no obligation to sell any shares of Series A Preferred Stock under the Equity Distribution Agreement, and may at any time suspend the offering of shares of Series A Preferred Stock under the Equity Distribution Agreement. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Series A Preferred Stock and determinations by the Company of its need for and the appropriate sources of additional capital.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company, conditions to the Sales Agents’ obligations, indemnification rights and obligations of the parties and termination provisions.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, filed as Exhibit 1.1 to this current report on Form 8-K and incorporated by reference herein.

The shares of Series A Preferred Stock, if any, will be issued and sold pursuant to the Prospectus Supplement and the Company’s Registration Statement on Form N-2 (File No. 333-293349) that was filed with the SEC on February 10, 2026.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.03. Material Modification to Rights of Security Holders.

On May 8, 2026, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”), reclassifying and designating 16,000,000 authorized and unissued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), into shares of Series A Preferred Stock. The reclassification decreased the number of shares classified as Common Stock from 1,248,117,104 shares immediately prior to the reclassification to 1,232,117,104 shares immediately after the reclassification. The description of the Series A Preferred Stock contained in the section of the Prospectus Supplement entitled “Description of the Series A Preferred Stock” is incorporated herein by reference.

The foregoing description of the Series A Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Series A Preferred Stock offered in the Offering, a copy of which is attached to this Form 8-K as Exhibit 5.1 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1    Equity Distribution Agreement, dated May 8, 2026, by and among, Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, A.G.P. / Alliance Global Partners and any additional Agents added from time to time

3.1    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation

5.1    Opinion of Venable LLP as to the validity of shares of Series A Preferred Stock

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:    /s/ M. Grier Eliasek
Name:    M. Grier Eliasek
Title:     Chief Operating Officer
Date: May 8, 2026

Index to Exhibits

Exhibit Number	Description
1.1
Equity Distribution Agreement, dated May 8, 2026, by and among, Prospect Capital Corporation, Prospect Capital Management L.P., Prospect Administration LLC, A.G.P. / Alliance Global Partners and any additional Agents added from time to time

3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation
5.1	Opinion of Venable LLP as to the validity of shares of Series A Preferred Stock
6